Janus Investment Fund

Janus Henderson Small Cap Value Fund

Class L Shares

Supplement dated July 2, 2018

to Currently Effective Statement of Additional Information

Effective immediately, the statement of additional information (“SAI”) for Janus Henderson Small Cap Value Fund (the “Fund”) is amended as follows:

1.	The following replaces the corresponding information in the Other Accounts Managed table under “Perkins Investment Personnel” in the Trustees and Officers section of the Fund’s SAI:

		Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Craig Kempler*	Number of Other Accounts Managed Assets in Other Accounts Managed	None None	None None	2(4) $200.3M
*	Effective October 3, 2017, Co-Portfolio Manager Craig Kempler assumed shared responsibility for the day-to-day management of Janus Henderson Small Cap Value Fund. Data provided in the table for Mr. Kempler is as of October 23, 2017.
(4)	One account included in the total, consisting of $105.0M of the total assets in the category, has a performance-based advisory fee.

Please retain this Supplement with your records.